Exhibit 99.1

GARY E STEIN

Attorney at Law

124 N Ardmore Rd.

Bexley, Ohio 43209

Mr. William H Grey

Chairman and CEO

Wytec International, Inc.

19206 Huebner Rd. # 202

San Antonio, TX. 78258

Re: Resignation from the Board of Directors

Dear Bill:

I hereby resign from Wytec International, Inc. Board of Directors and as Chair of the Audit Committee, effective immediately. I expect no compensation for the time I have served on the Board for the last 2 years.

/s/ Gary E Stein

Gary E Stein

Chair, Audit Committee

cc: Karen Stegall, CFO

      Erica Perez, Secretary

      Joe Greene, Horne

      Arthur Marcus, Esq.

      Sam Khoury

      Chris Stuart